Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes
9. Income Taxes

We had no income tax benefit or provision for the three and nine months ended September 30, 2013.  Since the Company incurred a net loss for the three and nine months ended September 30, 2013, there was no income tax expense for the period.  Increases in deferred tax balances have been offset by a valuation allowance and have no impact on our deferred income tax provision.

In calculating the provision for income taxes on an interim basis, the Company estimates the annual effective income tax rate based upon the facts and circumstances known for the period and applies that rate to the earnings or losses for the most recent interim period.  The Company’s effective income tax rate is based on expected income and statutory tax rates and takes into consideration permanent differences between financial statement income and tax return income applicable to the Company in the various jurisdictions in which the Company operates.  The effect of a discrete item, such as changes in estimates, changes in enacted tax laws or rates or tax status, and unusual or infrequently occurring events, is recognized in the interim period in which the discrete item occurs.  The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained or as the result of new judicial interpretations or changes in tax laws or regulations.

10. Income Taxes

The Company had no income tax benefit or provision for the year ended December 31, 2013. Since the Company incurred a net loss for the year ended December 31, 2013, there was no income tax expense for the period.  Increases in deferred tax balances have been offset by a valuation allowance and have no impact on our deferred income tax provision.

Significant components of the Company's deferred tax assets and liabilities are as follows:

	Years Ended December 31,
	2013	2012
Deferred Tax Liability:
Furniture, fixtures, equipment and intangibles	$(48,716)	$(64,437)
Other	(17,105)	(10,162)
Warrants	(997,596)	(627,056)
Deferred Tax Assets:
Stock options for services	1,230,522	1,049,578
Net operating loss carry-forward	3,927,921	3,237,128
Reserve for future charge backs	26,037	16,674
Valuation allowance	(4,121,063)	(3,601,725)
Net deferred tax assets (liabilities)	$-	$-

Due to uncertainties regarding benefits and utilization of the total deferred tax assets, a valuation allowance of $4,121,063 has been recorded.  The valuation allowance was established to reduce the deferred tax asset to the amount that will more likely than not be realized.  The valuation allowance on our total deferred asset increased by $519,338 from 2012 to 2013.  At December 31, 2013, the Company had U.S. federal tax net operating loss (“NOL”) carry-forwards of $11,179,378, which will expire in between 2030 and 2033.

The deferred taxes do not account for NOL carry-forwards related to the windfall tax benefit of $26,128 for the period ended December 31, 2012 and $6,668 for the period ended December 31, 2013.

The deferred tax liability results primarily from the use of accelerated methods of depreciation of equipment for tax purposes and the fluctuation of the fair market value of warrants.

A reconciliation from the federal income tax provision from continuing operations at the statutory rate to the effective rate is as follows:

	Year Ended December 31,
	2013	2012
Federal income tax benefit at statutory rate	$(1,385,270)	$(1,410,724)
Increase (decrease) in income taxes resulting from:
State and local income taxes	854,100	(598,095)
Change in deferred tax asset valuation allowance	519,337	1,994,482
Stock based compensation	-	-
Non-deductible expenses	11,833	14,337
Other	-	-
Income Tax Expense	$-	$-

The Company files U.S. federal income tax returns, as well as income tax returns for New York State, and New York City.  The following years remain open for possible examination:  2008, 2009, 2010, 2011 and 2012.